UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):          March 31, 2016

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26068	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Newport Center Drive Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:       (949) 480-8300
                                                                        Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     Industrial Print Technologies LLC, a subsidiary of Acacia Research Corporation, entered into a settlement and license agreement with Canon Inc., Canon U.S.A., Inc., Canon Solutions America Inc. and OCE Holding B.V.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: April 1, 2016	By:	/s/ Marvin Key
Name: Marvin Key
Title: Chief Executive Officer